UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2019

OCWEN FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Florida	1-13219	65-0039856
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1661 Worthington Road, Suite 100

West Palm Beach, Florida 33409

(Address of principal executive offices)

Registrant’s telephone number, including area code: (561) 682-8000

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 2.02	Results of Operations and Financial Condition.

On February 27, 2019, Ocwen Financial Corporation (the “Company”) issued a press release announcing results for the fourth quarter and the year ended December 31, 2018. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 2.02 and the information in the related exhibit 99.1 attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Chief Financial Officer Appointment

On February 27, 2019, the Company announced the appointment of June C. Campbell as Executive Vice President and Chief Financial Officer, effective March 4, 2019, following the Company’s filing of its Annual Report on Form 10-K for the year ended December 31, 2018.

Ms. Campbell, 61, joins Ocwen from GE Capital, the financial services unit of General Electric Company, where she held multiple senior management positions in Finance, Capital Markets and Operations during her more than 20-year career at the company. Most recently, she served as Managing Director, Global Capital Markets, a position she held since 2014. Ms. Campbell’s prior roles included serving as Chief Operating Officer for GE Capital Canada from 2011 to 2014 and Chief Financial Officer of GE Capital Real Estate Canada from 2008 to 2011.

Under the terms of her offer letter with the Company, Ms. Campbell’s compensation will consist of an annual base salary of $425,000 and an annual cash target incentive of $425,000 (with actual payout to be determined by the Company’s Compensation Committee in its discretion based on Ms. Campbell’s performance and the Company’s performance for the relevant year). Ms. Campbell will also be granted an equity award, effective as of her start date, consisting of (i) stock options with a grant date fair value equal to $72,000, exercisable at the closing price of Ocwen’s stock on her start date, vesting annually over three years, (ii) restricted stock units with a grant date fair value equal to $53,000, vesting annually over three years, and (iii) performance restricted stock units with a grant date fair value equal to $125,000, vesting annually over four years provided that on or before March 4, 2023, the average of the closing stock price over a period of 20 consecutive trading days equals or exceeds double the closing stock price on her start date. Ms. Campbell will also receive a cash signing bonus of $250,000. In addition, Ms. Campbell will be eligible for relocation benefits.

As Chief Financial Officer, Ms. Campbell will serve as our principal financial officer for purposes of the rules and regulations promulgated under the Securities Exchange Act of 1934, as amended.

Reduction of President and Chief Executive Officer Compensation

On February 27, 2019, in furtherance of the Company’s cost re-engineering efforts, Ocwen’s President and Chief Executive Officer, Glen A. Messina, agreed to amend his employment agreement with the Company in order to (i) reduce his annual cash target incentive to $1,125,000 (with actual payout to be determined by the Compensation Committee in its discretion based on Mr. Messina’s performance and the Company’s performance for the relevant year), and (ii) reduce his annual long-term incentive equity grant to a grant date fair value of $2,250,000. These reductions are effective for the 2019 calendar year and represent a reduction of approximately 20% to Mr. Messina’s target total compensation for 2019.

Item 8.01	Other Events.

Reduction in Board of Directors’ Compensation

In connection with the Company’s cost re-engineering efforts, Ocwen’s Compensation Committee also determined to reduce the cash component of directors’ annual retainer fee from $100,000 to $80,000. In addition, the Compensation Committee reduced compensation for service as chair of the Audit, Compensation and Risk & Compliance committees from $30,000 to $25,000.

Appointment of General Counsel

On February 27, 2019, the Company announced that Timothy M. Hayes will retire as Executive Vice President and General Counsel on March 31, 2019. Effective April 1, 2019, Joseph J. Samarias, presently Senior Vice President and Deputy General Counsel, has been appointed to replace Mr. Hayes as General Counsel.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release of Ocwen Financial Corporation dated February 27, 2019 announcing financial results for the fourth quarter and the year ended December 31, 2018

Special Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may be identified by a reference to a future period or by the use of forward-looking terminology. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Our business has been undergoing substantial change which has magnified such uncertainties. Readers should bear these factors in mind when considering such statements and should not place undue reliance on such statements. Forward-looking statements involve a number of assumptions, risks and uncertainties that could cause actual results to differ materially. In the past, actual results have differed from those suggested by forward looking statements and this may happen again. Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include those described in Ocwen’s reports and filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2017, current and quarterly reports since such date, and, when available, its Annual Report on Form 10-K for the year ended December 31, 2018. Anyone wishing to understand Ocwen’s business should review our SEC filings. Ocwen’s forward-looking statements speak only as of the date they are made and we disclaim any obligation to update or revise forward-looking statements whether as a result of new information, future events or otherwise. Ocwen may post information that is important to investors on our website.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OCWEN FINANCIAL CORPORATION
(Registrant)

Date: February 27, 2019	By:	/s/ Catherine M. Dondzila
Catherine M. Dondzila
Chief Accounting Officer